UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2009

ROYAL FINANCIAL, INC.
(Exact name of Registrant as specified in its charter)

____________________________

Delaware	000-51123	20-1636029
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
9226 South Commercial Avenue Chicago, IL		60617 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (773) 768-4800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 30, 2009, Royal Savings Bank (the “Bank”), a wholly-owned subsidiary of Royal Financial, Inc. (the “Company”), filed its Report of Condition and Income (“Call Report”) with the Federal Deposit Insurance Corporation (“FDIC”) for the quarter ended on June 30, 2009, which is the last quarter of the Bank’s and Company’s fiscal year ended June 30, 2009.  On August 7, 2009, the Company issued a press release including certain information contained in the Call Report relating to the Bank’s condition and results of operations for the quarter ended June 30, 2009.  Attached as Exhibit 99.1 is a copy of the press release issued by the Company relating to the Bank’s financial results, which is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press Release dated August 7, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL FINANCIAL, INC. (Registrant)

Date: August 7, 2009	By:	/s/Leonard Szwajkowski
Name: Leonard Szwajkowski
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
99.1	Press Release dated August 7, 2009.